NEWS RELEASE

        MEDIA CONTACTS:                                          INVESTOR RELATIONS:
        Alice Andors                Nicole Morodan               Tania Almond
        Digex, Inc.                 MS&L, for Digex              Digex, Inc.
        240.456.3566                212.213.7140                 240.264.2237 or 240.456.3800
        alice.andors@digex.com      nmorodan@mslpr.com           tania.almond@digex.com


               DIGEX REPORTS FOURTH QUARTER AND FULL YEAR RESULTS
REVENUE INCREASES 181% OVER FY99 RESULTS; YEAR OF SIGNIFICANT PRODUCT INNOVATION

BELTSVILLE, MD, FEBRUARY 1, 2001 - Digex, Incorporated (Nasdaq: DIGX), the leading high-end managed Web and application hosting service provider for businesses worldwide, today announced revenue of $57.9 million for the quarter-ended December 31, 2000, a 168% increase over the same period a year ago. Full year 2000 revenue totaled $168.1 million, up 181% over the 1999 level of $59.8 million. Managed servers totaled 4,216 with average monthly revenue per server reaching another record high of $4,259. Gross margin improved again sequentially to 54% in the quarter, as EBITDA* losses continued to narrow to $15.6 million with net loss per share of $0.65 in the quarter.

"We had a solid fourth quarter rounding out a remarkable year for Digex," said Mark Shull, president and CEO of Digex. "Our growth driver continues to be the enterprise market as companies continue to transform their businesses by adopting the Internet for an increasing number of complex and mission-critical business processes."

Other key metrics driving the company's strong results in the quarter include:
- Annualized revenue per customer, grew to over $322,000, up 116% over 4Q99 and up from $281,000 in the previous quarter.
- Average number of servers per customer rose to 6.6, up 63% over the year-ago level and up from 6.0 last quarter.

"We are pleased with our financial results for the quarter, as we solidly met our guidance across revenue, EBITDA, EPS and exceeded our guidance for gross margin. We remain comfortable with our previous guidance for 2001. We have adopted SAB 101, which had no material impact to our business in 2000 and we do not expect to have any impact to our business operations or cash flows on an ongoing basis. We have adjusted our 2001 guidance to reflect the SAB 101 impact," said Tim Adams, chief financial officer for Digex.

"We continued to raise the bar for managed services with the roll-out of our advanced interactive portal, Digex ClientCentral, to a number of customers in a fourth quarter pilot project, and we have just released the portal for general availability," said Rebecca Ward, president, engineering, product management and marketing for Digex. "Last year was notable for the wide range of products and services we delivered - including a range of application platforms, managed storage solutions, dynamic database failover, application level switching and security services- that provide for the very highest levels of performance, security and availability in the industry."

"Our enterprise client base continued to expand in the fourth quarter, with the addition of major companies including Alcatel Canada, Inc. and Nestle USA, along with significant expansions for clients such as United Airlines and Kraft Foods," said Nancy Faigen, president of sales and service delivery for Digex. "Digex has created key product bundles for our distribution channels to go-to-market with, which packages our complex products and services up around key areas that we see customers trying to address with their Internet strategies."

The Company's expansion of its direct sales force continued. Quota-carrying salespeople grew to 125, out of a total Digex employee base of 1,315, as of December 31, 2000.

Additional quarterly highlights for Digex include:

- Won key enterprise customers, including Alcatel Canada, Inc., American Home Products Corporation, Arthur D. Little, Inc., HJ Heinz, Hughes Software Systems, IAM National Pension Fund, The McGraw-Hill Companies, Nestle USA, and Spencer Stuart.
- Significant net-centric customers included Ad4Ever (interactive advertising); Dairy.com (dairy industry consortium for dairy commodity exchange); HorizonGuide (retirement account management); and Certia (digital security solutions).
- Implemented significant expansion among customers including Blue Shield of California, Fannie Mae, pch.com, Kraft Foods and United Airlines.
- Introduced standardized, firewall-based virtual private networks (VPN) that provide Digex clients a fast, secure, and cost-effective method for deploying intranet, extranet and remote access VPNs.
- Implemented support of Microsoft's AppCenter 2000 under the early adopters program, designed to help manage large, complex Web architectures.
- Recently ranked by Gartner Research as one of only two leaders on their North American Web Hosting Magic Quadrant, and placed as the most visionary company in the ranking.


Additional full-year 2000 highlights for Digex include;

SIGNIFICANT PRODUCT INNOVATION AND SUPPORT
- Expansion of customer platform options and improved Web site management with the addition of support for Microsoft Windows 2000 concurrent with product release by Microsoft.
- Introduction of the Digex Oracle Dynamic Fail-Over Service to guarantee greater uptime service levels and the introduction of the Performance Testing Service to troubleshoot potential performance issues before sites go live.
-   Support for the high performance Sun Solaris 8 Operating Environment.
- Addition of the Sun Netra 1405 high-end Web server and entry level database server as well as, the Compaq Proliant 6400R 4-Way Web server; extension of the popular SQL Dynamic Fail Over product to include the Compaq Proliant 8500.
- Introduction of iPlanet Directory Server for Sun's Solaris operating environment. In the Digex managed hosting environment, iPlanet Directory Server manages users for large-scale e-commerce, extranet and intranet applications, as well as for clients who administer and manage multiple customers and applications.

- Opening of a unified engineering lab, creating the ultimate development Internet ecosystem for product engineering, network development, training and research and development.
- Enhancement of support of industry-leading e-business applications including BroadVision, Vignette, BEA WebLogic, IBM WebSphere and ATG Dynamo.
- Launch of Intelligent Director, a traffic management and distribution system based on Layer-7 switching for both Web sites and firewalls.
- Introduction of SQL Server 2000 for high-transaction volume e-business sites.
- Establishment of a Customer Steering Committee to guide future product and service development.

SIGNIFICANT ACHIEVEMENT OF THIRD PARTY VALIDATION
- Completion of the SAS 70 Type I certification, which focused on the company's systems for providing the most reliable and secure environment for conducting online transactions for its customers. Digex is currently finalizing the SAS 70 Type II certification.
- Recognition of Digex's superior security practices and systems as the first managed Web hosting company to achieve ICSA TruSecure MSP (Managed Service Provider) certification.
- Achievement of the industry's first Sun-Tone certification from Sun Microsystems for excellence in managed hosting.
- Recognition by Cisco Systems as a Cisco-Powered Network Application Infrastructure Provider (AIP).
- Inclusion in the Russell 3000(R) Index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Financial highlights for Digex include:
-   Revenue mix for the fourth quarter was approximately:
                           Enterprise       73%
                     Internet-centric       20%
         Application Service Provider       7%

- Gross margin in the quarter was 53.6%, up 8.4% points from the 3Q00 level of 45.2%
-   Capital investments for the quarter totaled $46.3 million
-   Secured vendor financing commitments totaling over $30 million
-   Cash and cash equivalents were $83.4 million as of December 31, 2000

Digex expects first quarter 2001 results, adjusted for SAB 101, as follows:
-   Expected revenue in the range of $53-$54 million
-   Expected gross margin of approximately 45%
-   Expected EBITDA* losses in the range of $13-$15 million
-   Depreciation and amortization in the range of $32-$34 million
-   Net loss per share of approximately $0.73-$0.77

Digex reaffirms its expectations for full year 2001, now adjusted for SAB 101, as follows:
-   Revenue in the range of $285-$295 million
-   Gross margin in the range of 49%-51%
-   EBITDA* losses in the range of $10-$20 million

-   Net loss per share in the range of $2.60- $2.65


FORWARD LOOKING STATEMENTS
Statements contained in this news release regarding expected financial results and other planned events are forward looking statements, subject to uncertainties and risks, including, but not limited to, the demand for Digex's services and the ability of Digex to successfully implement its strategies, each of which may be impacted, among other things, by economic, competitive or technological conditions. These and other applicable risks are summarized under the caption "Risk Factors" in the Company's annual 10K filing, and are updated periodically through the filing of reports and registration statements with the Securities and Exchange Commission.


ABOUT DIGEX
Digex (Nasdaq: DIGX) is a leading provider of managed Web and application hosting services for some of the world's leading companies that rely on the Internet as a critical business tool. Digex customers, from mainstream enterprise corporations, Internet-based businesses and Application Service Providers (ASPs), leverage Digex services to deploy secure, scaleable, high performance business solutions, including electronic retailing, online financial services, online procurement and customer self-service applications. Digex also offers value-added enterprise and professional services, including performance and security testing, monitoring, reporting and networking services. Additional information on Digex is available at www.digex.com.

INTERNET USERS: Digex news releases and other useful information are available on the Digex Web site at www.digex.com. To receive news releases by e-mail or to request that information be mailed to you, please visit the Investor Relations section of the site and click on the "Investor Information Request Form" link.

* EBITDA consists of earnings (net loss) before interest expense, interest and other income, merger related expenses, foreign exchange gain or loss, income taxes, deferred compensation, depreciation, and amortization. EBITDA does not represent funds available for management's discretionary use and is not intended to represent cash flow from operations. EBITDA should also not be construed as a substitute for operating income or a better measure of liquidity than cash flow from operating activities, which are determined in accordance with generally accepted accounting principles. This caption excludes components that are significant in understanding and assessing the results of operations and cash flows. In addition, EBITDA is not a term defined by generally accepted accounting principles and as a result EBITDA may not be comparable to similarly titled measures used by other companies. However, the Company believes that EBITDA is relevant and useful information that is often reported and widely used by analysts, investors and other interested parties in the Web site and application hosting industry. Accordingly, the Company is disclosing this information to permit a more comprehensive analysis of the Company's operating performance, as an additional meaningful measure of performance and liquidity, and to provide additional information with respect to the Company's ability to meet future debt service, capital expenditures and working capital requirements.

All trademarks, tradenames and service marks mentioned and/or used herein belong to their respective owners.

                               DIGEX, INCORPORATED

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

            UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                                                             THREE MONTHS ENDED
                                                                                                DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                        2000                      1999
                                                                                ----------------------    ---------------------
Revenues                                                                                     $ 57,942                 $ 21,654
Costs and expenses:
       Cost of operations                                                                       3,969                    2,612
       Cost of services                                                                        22,922                    7,989
       Selling, general and administrative                                                     46,631                   23,367
       Deferred compensation                                                                    1,024                      790
       Depreciation and amortization                                                           26,384                   10,958

                                                                                ----------------------    ---------------------
Total costs and expenses                                                                      100,930                   45,716
                                                                                ----------------------    ---------------------
Loss from operations                                                                          (42,988)                 (24,062)
Other income (expense)
       Interest expense                                                                          (613)                    (482)

       Interest and other income                                                                2,369                    2,165
       Merger-related expenses                                                                   (214)                       -
                                                                                ----------------------    ---------------------
                              Total Interest and other income                                   2,155                    2,165
                                                                                ----------------------    ---------------------

Net loss before income tax benefit                                                            (41,446)                 (22,379)
Income tax benefit                                                                                  -                        -
                                                                                ----------------------    ---------------------
Net loss before cumulative effect of change in accounting principle                           (41,446)                 (22,379)

Cumulative effect of change in accounting principle (1)                                             -                        -

                                                                                ----------------------    ---------------------
Net loss                                                                                    $ (41,446)               $ (22,379)
                                                                                ======================    =====================

Net loss per common share -
       basic and diluted  (2)                                                                 $ (0.65)                 $ (0.36)
                                                                                ======================    =====================

Net loss per common share excluding merger-related expenses -
       basic and diluted                                                                      $ (0.65)                 $ (0.36)
                                                                                ======================    =====================

Shares used in computing basic and
       diluted net loss per share                                                          63,870,748               61,500,000
                                                                                ======================    =====================


EBITDA (3)                                                                                    (15,580)                 (12,314)


                                                                                           TWELVE MONTHS ENDED
                                                                                                DECEMBER 31,
                                                                               --------------------------------------------
                                                                                    2000 (4)                  1999
                                                                               --------------------   ---------------------
Revenues                                                                                 $ 168,085                $ 59,786
Costs and expenses:
       Cost of operations                                                                   21,244                   9,656
       Cost of services                                                                     69,658                  21,750
       Selling, general and administrative                                                 144,876                  70,213
       Deferred compensation                                                                 4,101                   1,299
       Depreciation and amortization                                                        78,819                  29,070

                                                                               --------------------   ---------------------
Total costs and expenses                                                                   318,698                 131,988
                                                                               --------------------   ---------------------
Loss from operations                                                                      (150,613)                (72,202)
Other income (expense)
       Interest expense                                                                     (2,008)                 (1,094)

       Interest and other income                                                            12,608                   3,458
       Merger-related expenses                                                              (2,922)                      -
                                                                               --------------------   ---------------------
                              Total Interest and other income                                9,686                   3,458
                                                                               --------------------   ---------------------

Net loss before income tax benefit                                                        (142,935) -              (69,838)
Income tax benefit                                                                               -                   4,839
                                                                               --------------------   ---------------------
Net loss before cumulative effect of change in accounting principle                       (142,935)                (64,999)

Cumulative effect of change in accounting principle (1)                                       (166)                      -

                                                                               --------------------   ---------------------
Net loss                                                                                $ (143,101)              $ (64,999)
                                                                               ====================   =====================

Net loss per common share -
       basic and diluted  (2)                                                              $ (2.26)                $ (1.19)
                                                                               ====================   =====================

Net loss per common share excluding merger-related expenses -
       basic and diluted                                                                   $ (2.21)                $ (1.19)
                                                                               ====================   =====================

Shares used in computing basic and
       diluted net loss per share                                                       63,404,839              54,726,027
                                                                               ====================   =====================


EBITDA (3)                                                                                 (67,693)                (41,833)



(1) Represents the cumulative net income effect of implementing SAB 101 as of January 1, 2000.

(2) Basic and diluted loss per share have been calculated assuming that the common shares issued in connection with the Company's recapitalization in April 1999 were outstanding for all periods presented.

(3) EBITDA consists of earnings (net loss) before interest expense, interest and other income, merger-related expenses, foreign exchange gain or loss, income taxes, deferred compensation, depreciation and amortization. EBITDA does not represent funds available for management's discretionary use and is not intended to represent cash flow from operations. EBITDA should not to be considered as an alternative to net loss as an indicator of the Company's operating performance or to cash flows as a measure of liquidity. In addition, EBITDA is not a term defined by generally accepted accounting principles, and, as a result, the measure of EBITDA presented herein may not be comparable to similarly titled measures used by other companies.

(4) The Impact of SAB 101 on the 3 quarters ended September 30, 2000 has been retroactively reflected in the statements of operations for the twelve months ended December 31, 2000.

                               DIGEX, INCORPORATED

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                (AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)


                                                                            DECEMBER 31,                DECEMBER 31,
                                                                                2000                        1999
                                                                     --------------------------   ------------------------
                                                                            (unaudited)

                        ASSETS
Current assets:
         Cash and cash equivalents                                  $                   83,434   $                 88,778
         Restricted investments                                                          2,000                          -
         Accounts receivable, net of allowance of  $4,741
         and $4,362 in 2000 and 1999, respectively                                      42,201                     17,271
         Due from Intermedia                                                                40                      3,110
         Prepaid expenses and other current assets                                      16,079                      1,496
                                                                     --------------------------   ------------------------
                      Total current assets                                             143,754                    110,655
Property and equipment, net                                                            348,975                    205,903
Intangible assets, net                                                                  23,222                     27,213
Other assets                                                                             5,100                        538
                                                                     --------------------------   ------------------------
                      Total assets                                  $                  521,051   $                344,309
                                                                     ==========================   ========================



LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Accounts payable and accrued expenses                      $                   59,455   $                 33,619
         Current portion of deferred revenue                                             7,734                        222
         Current portion of note payable                                                 2,772                      1,235
         Current portion of capital lease obligations                                    1,871                        801
                                                                     --------------------------   ------------------------
                      Total current liabilities                                         71,832                     35,877
Deferred revenue                                                                         4,025                          -
Note payable                                                                             1,435                      2,477
Capital lease obligations                                                               27,131                     15,766
                                                                     --------------------------   ------------------------
                      Total liabilities                                                104,423                     54,120
                                                                     ==========================   ========================


Stockholders' equity:

Preferred stock, $.01 par value; 5,000,000 shares authorized;
100,000 designated as Series A Convertible; 100,000 shares
issued and outstanding in 2000                                                               1                          -

Class A common stock, $.01 par value; 100,000,000 shares authorized;
24,546,543 and 11,500,000 shares issued and outstanding in 2000
and 1999, respectively                                                                     245                        115

Class B common stock, $.01 par value; 50,000,000 shares authorized;
39,350,000 and 50,000,000 shares issued and outstanding in 2000
and 1999, respectively                                                                     394                        500

Additional paid-in capital                                                             622,036                    354,553
Accumulated deficit                                                                   (195,869)                   (52,768)
Deferred compensation                                                                  (10,141)                   (12,211)
Accumulated other comprehensive income                                                     (38)                         -
                                                                     --------------------------   ------------------------
                      Total stockholders' equity                                       416,628                    290,189
                                                                     --------------------------   ------------------------
                      Total liabilities and stockholders' equity    $                  521,051   $                344,309
                                                                     ==========================   ========================